UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  April 4, 2019

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2019, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Pier 1 Imports, Inc. (the “Company”) recommended to the Board, and the Board approved, the Company’s short-term incentive program for its executive officers for the first half of fiscal 2020.  Named executive officers eligible to receive a short-term incentive award for the first half of fiscal 2020 are Nancy A. Walsh, Executive Vice President and Chief Financial Officer, and Darla D. Ramirez, Vice President and Controller of the Company’s operating subsidiaries.

The short-term incentive program provides for the executive’s receipt of a performance-based cash award pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan, as amended. For fiscal 2020, Ms. Walsh’s total target annual incentive is 75% of her base salary, and Ms. Ramirez’s total target annual incentive is 30% of her base salary, based on the Company’s achievement of performance metrics established by the Committee. The short-term incentive program provides for 50% of the total target annual incentive to be paid based on performance metrics achieved during the first half of fiscal 2020, with a guaranteed threshold payout of 15% of the total annual incentive target to be paid in the first half of fiscal 2020. The performance metrics for the first half of fiscal 2020 for Ms. Walsh consist of operating cash EBITDA and revenue, and for Ms. Ramirez consist of cost savings and revenue, each as determined for the first half of fiscal 2020.  Operating cash EBITDA consists of the Company’s consolidated operating cash earnings before interest, taxes, depreciation and amortization from all domestic and international operations, but not including discontinued operations, unusual or non-recurring charges nor recurring non-cash items.  Each metric will pay out at 50% of the first half target opportunity if performance is achieved. The short-term incentive program and performance metrics for the second half of fiscal 2020 will be determined by the Compensation Committee later in fiscal 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	April 10, 2019	By:	/s/ Robert E. Bostrom
Robert E. Bostrom, Executive Vice President,
Chief Legal and Compliance Officer and Corporate Secretary